Item 26. Exhibit (g) vi. a.

Exhibit (g) vi. b.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED AUTOMATIC YRT AGREEMENTS
listed below

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
MML BAY STATE LIFE INSURANCE COMPANY, and
C.M. LIFE INSURANCE COMPANY
(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(hereinafter referred to as the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL) Non-New York State, Original Treaty Effective Date: April 1, 2005; TAI Codes: [_____]; Treaty ID: [_____]

and

Coverage: Strategic Edge GUL with or without the variable rider (GVUL) New York State Business Only, Original Treaty Effective Date: April 1, 2010; TAI Code: [_____]; Treaty ID: [_____]

Effective upon policy anniversary renewal beginning February 1, 2016, Schedule D and Base Rate Table of the above-referenced Agreements are hereby revised by the attached “Schedule D: Reinsurance Premium Rates Revised February 1, 2016” and “Base Rate Tables Revised February 1, 2016”. This amendment will serve to update rates in accordance with the Reinsurance Rate Adjustment Mechanism as described in Schedule K of the above-referenced Agreements. Rate changes apply to [_____] as well as [_____]. The rates herein shall be used for [_____] February 1, 2016[_____].

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[_____]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	4-18-16
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	4-18-16
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	4-18-16
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	4/14/2016

Print name:	Kyle Bauer

Title:	VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Thomas Wade	Date:	4/14/2016

Print name:	Thomas F. Wade

Title:	Vice President

[page break]

SCHEDULE D: REINSURANCE PREMIUM RATES

REVISED FEBRUARY 1, 2016

Premiums for Standard Risks (Currency – U.S. Dollars)

The premium rates [_____] shall be the following percentages times the [_____] (attached below) for males and females as appropriate [_____]:

[_____]%

[_____]%

[_____]%

The premium shall be the [_____]. The Reinsurer and Ceding Company shall participate in the Rate Adjustment Mechanism in SCHEDULE K: RATE ADJUSTMENT MECHANISM. Rate changes apply to [_____].

Policy Fees: No policy fees shall be paid under this Agreement.

[page break]

Base Rate Table: Revised February 1, 2016
(Note: The Base Rate Table remains unchanged)
Base Rate Table: the following table will be used as the [_____]. This table will be [_____]
the [_____] to create the appropriate reinsurance premium rates.
The [_____] in the base rate table are [_____]
and then by the [_____], where the resulting premium[_____].

For [_____] rates, the rates in the Base Rate Table will be [_____] for
[_____] and [_____].

Base Rate Table

	Male		Female
Attained	[_____]	Male	[_____]	Female
Age		[_____]		[_____]

[table deleted]

Item 26. Exhibit (g) vi. a.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (“MassMutual”),
C.M. LIFE INSURANCE COMPANY (“CM Life”), and
MML BAY STATE LIFE INSURANCE COMPANY (“BayState”)
(the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(the “Reinsurer”)

Effective December 31, 2016, the amendment effective date, the Ceding Company’s retention for the following [_____] blocks of business, reinsured under the Agreements listed in the attached Exhibit, will be [_____]. For applicable policies issued in [_____], the Ceding Company’s retention will [_____]. There is no change to the Reinsurer’s [_____].

Blocks of Business:

1.	[_____].
2.	[_____].

In an effort to [_____].

[_____] contained in the YRT Agreements.

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[_____]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Nov 7, 2016
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Nov 7, 2016
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Nov 7, 2016
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Natalie Gleed	Date:	11.7.16

Print name:	Natalie Gleed

Title:	V.P.

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	11.7.16

Print name:	Kyle Bauer

Title:	V. P.

[page break]

Exhibit

Effective Date of Agreement	Description	YRT or Coinsurance	Reinsurer’s Agreement #	TAI Code
[_____]	[_____]	[_____]	[_____]	[_____]
4/1/2005	GVUL ([_____] Blocks of Business)	YRT	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]

Item 26. Exhibit (g) vi. a.
Item 26. Exhibit (g) vi. b.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED AUTOMATIC YRT AGREEMENTS
listed below

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
MML BAY STATE LIFE INSURANCE COMPANY, and
C.M. LIFE INSURANCE COMPANY
(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(hereinafter referred to as the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL) Non-New York State, Original Treaty Effective Date: April 1, 2005; TAI Codes: [_____]; Treaty ID: [_____]

And

Coverage: Strategic Edge GUL with or without the variable rider (GVUL) New York State Business Only, Original Treaty Effective Date: April 1, 2010; TAI Code: [_____]; Treaty ID: [_____]

This Amendment hereby terminates the reinsurance of new business on new lives effective January 31, 2018, the Termination Date, under the above-referenced Agreements.

All business inforce at the effective date of this Amendment shall remain reinsured hereunder until the termination, expiry, or [_____] of the underlying policy on which the reinsurance is based.

If the Ceding Company [_____].

Except as provided herein, all other terms, provisions, and conditions of the Agreements remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-12-17
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-12-17
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-12-17
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Natalie Gleed	Date:	12/12/2017

Print name:	Natalie Gleed

Title:	V.P.

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	12/11/2017

Print name:	Kyle Bauer

Title:	SVP

Calculation of New Rates to become effective on February 1, 2016

New rates are calculated as follows.

1. [_____]	2. [_____]	3. Determine New Pay Percentages
Base Rate Tables	Base Rate Table

[_____]		a. Select rates: [_____]pay
	[_____]	[_____]

Attained	Unisex	Unisex	Attained	Unisex	Original Pay %	New Pay %
Age	[_____]	[_____]	Age	[_____]	[table deleted]
HISTORICAL PAY PERCENTAGES
					For [_____] Effective		[table deleted]

[page break]

[table deleted]